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                                                                    EXHIBIT 10.2


                      FIRST AMENDMENT TO CREDIT AGREEMENT

       THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of this 12th day of November, 1997 by and among RARE HOSPITALITY INTERNATIONAL, INC. (formerly known as LongHorn Steaks, Inc.), a corporation organized under the laws of Georgia ("RHI"), CERTAIN Subsidiaries of RHI listed on the signature pages hereto (the "Subsidiary Borrowers" and, together with RHI, the "Borrowers"), the Lenders who are or may become a party to the Credit Agreement referred to below, and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of Georgia), as Agent for the Lenders and FLEET NATIONAL BANK, as Co-Agent for the Lenders.


                              Statement of Purpose

       The Lenders agreed to extend certain Loans to the Borrowers pursuant to the Credit Agreement dated as of December 18, 1996 by and among the Borrowers, the Lenders, the Agent and the Co-Agent (as amended or supplemented from time to time, the "Credit Agreement").

       The parties now desire to amend the Credit Agreement in certain respects on the terms and conditions set forth below.

       NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

       1. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect.

       2. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

       3. Modification of Line of Credit Agreement. The Credit Agreement is hereby amended as follows:

       (a) Section 5.1(s) of the Credit Agreement is hereby deleted in its entirety and the following Section 5.1(s) shall be substituted in lieu thereof:

              "(s) Liens. None of the properties and assets of LongHorn or any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 9.3. No financing statement under the Uniform Commercial Code of any state which names LongHorn or any Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither LongHorn nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except (i) financing statements filed to perfect those Liens permitted by Section
       9.3 hereof and (ii) financing statements which relate solely to operating leases which have been filed for precautionary purposes."


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       (b)    Section 8.3 of the Credit Agreement is hereby deleted in its entirety and the following Section 8.3 shall be substituted in lieu thereof:

              "SECTION 8.3. Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ration of (a) EBITR for the period of four (4) consecutive fiscal quarters ending on such date to (b) the sum of Interest Expense for such period plus Rental Expense for such period, to be less than (i) 2.00 to 1.00, for the period from September 27, 1997 through and including September 27, 1998 and (ii) 2.50 to 1.00 thereafter."

       (c) Section 9.1(g) of the Credit Agreement is hereby deleted in its entirety and the following Section 9.1(g) shall be substituted in lieu thereof:

              "(g) Debt owing to First Union pursuant to a line of credit facility in an amount not to exceed $5,000,000 and Debt owing to First Union in connection with letters of credit in an amount not to exceed $2,100,000."

       4. Representations and Warranties/No Default. By their execution hereof, the Borrowers hereby certify that (after giving effect to this First Amendment and the First Amendment to Line of Credit Agreement of even date herewith between RHI and First Union National Bank) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and that as of the date hereof no Default or Event of Default has occurred and is continuing.

       5. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

       6. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

       7. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

       8. Effective Date. Once executed by each of the parties hereto, this First Amendment shall become effective as of September 27, 1997.

       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

[CORPORATE SEAL]                           RARE HOSPITALITY INTERNATIONAL,
                                           INC.

                                           By:
                                               ---------------------------



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                                           Name:
                                                --------------------------
                                           Title:
                                                  ------------------------

[CORPORATE SEAL]                           BUGABOO CREEK STEAK HOUSE, INC.


ATTEST:


By:                                        By:
   ----------------------------                ---------------------------
Name:                                      Name:
     --------------------------                 --------------------------
Title:                                     Title:
     --------------------------                   ------------------------



                                           FIRST UNION NATIONAL BANK,
                                           As Agent and Lender

                                           By:
                                               ---------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                  ------------------------




                                           FLEET NATIONAL BANK, as Lender

                                           By:
                                               ---------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                  ------------------------


                                           AMSOUTH BANK OF ALABAMA, as Lender

                                           By:
                                               ---------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                  ------------------------